Related Parties (Policies)	12 Months Ended
Dec. 31, 2021
Related Parties
Related Parties

Accounting policy

The amount earned by the key executives during the year are reported in Selling, General and Administrative expenses in the Consolidated Statement of Income.

The provision regarding the retained bonus is recorded at cost, as the amount in cash and in Units is a fixed amount in Brazilians reais. The number of units will be based on the market value of the Santander Brazil ‘units at the date it is transferred to the key executives.

The amount regarding the retained bonuses is recorded in Other liabilities in the Balance Sheet. In case the key executive resigns prior the bonus schedule agreed, the equivalent amount is not paid, and equivalent provision is recorded as a credit in specific Selling, General and Administrative expenses. After the provision for the year is recorded in Other liabilities, no change in the provision related to individual or Company performance.